UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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      Date of report (Date of earliest event reported) - September 5, 2006

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)



         Delaware                   0-24414                   75-1638027

 (State of Incorporation)   (Commission File Number)        (IRS Employer
                                                          Identification No.)


                                 4441 Sigma Road
                               Dallas, Texas 75244

               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Effective September 1, 2006, we and Wells Fargo Bank, National Association, or "Wells Fargo", entered into a Loan Agreement, or "Loan Agreement", under which Wells Fargo has extended us a three year revolving credit facility for up to $15 million. The new credit facility provides for a $4 million amortizing term note and an $11 million revolving note that increases to $12 million in 2008. The credit facility allows us to complete the planned acquisitions of Caver-Morehead Systems, Inc. and Cirronet Inc.


Item 1.02  Termination of a Material Definitive Agreement

The Loan Agreement described in Item 1.01 above replaced our Loan Agreement with Wells Fargo Bank, National Association, or "Wells Fargo", dated as of December 31, 2004. The Loan Agreement provided us a revolving credit facility of up to $10 million and was due to expire in December 2006. Wells Fargo waived termination fees in connection with the early termination.


Item 9.01  Exhibits.

               (c)   Exhibits.


                     Exhibit         Description
                     -------         -----------

                     99.1 Registrant's Press Release, dated September 5, 2006, RF Monolithics, Inc. Announces New $15M Credit Facility With Wells Fargo Bank.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           RF MONOLITHICS, INC.




                                           By:     /s/ Harley E Barnes III
                                               ---------------------------------
                                                   Harley E Barnes III
                                                   Chief Financial Officer


Date: September 5, 2006

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

99.1 Registrant's Press Release, dated September 5, 2006, RF Monolithics Inc. Announces New $15M Credit Facility With Wells Fargo Bank.